EXHIBIT 23.2

                       CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



      As independent certified public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated February 20, 1998, included in Steiner Leisure Limited's Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this Registration Statement.




ARTHUR ANDERSEN LLP

Miami, Florida,
  May 11, 1998

                                   - 1 -